UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08227

DWS Investors Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	02/29/08

ITEM 1.           REPORT TO STOCKHOLDERS

FEBRUARY 29, 2008

Semiannual Report
to Shareholders

DWS Japan Equity Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments in a certain geographical region, thereby increasing its vulnerability to developments in that region. This fund is subject to stock market risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 29, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.52%, 2.32% and 2.26% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B prior to its inception on August 10, 1998 and for Class C prior to its inception on May 31, 2000 are derived from historical performance of Class A shares of DWS Japan Equity Fund with an inception date of October 20, 1997 and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/08
DWS Japan Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-13.91%	-17.68%	5.54%	13.00%	8.27%
Class B	-14.23%	-18.31%	4.73%	12.14%	7.32%
Class C	-14.29%	-18.31%	4.73%	12.14%	7.47%
TOPIX Index+	-7.73%	-12.91%	5.30%	14.24%	3.40%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/29/08	$ 10.98	$ 10.73	$ 10.73
8/31/07	$ 14.86	$ 14.62	$ 14.63
Distribution Information: Six Months as of 2/29/08: Capital Gain Distributions	$ 1.93	$ 1.93	$ 1.93
Class A Lipper Rankings — Japanese Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	60	46
3-Year	10	of	41	24
5-Year	12	of	37	32
10-Year	2	of	16	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Japan Equity Fund — Class A [] TOPIX Index+

Yearly periods ended February 29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/08
DWS Japan Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,759	$11,079	$17,367	$20,861
	Average annual total return	-22.41%	3.47%	11.67%	7.63%
Class B	Growth of $10,000	$7,960	$11,332	$17,636	$20,263
	Average annual total return	-20.40%	4.25%	12.02%	7.32%
Class C	Growth of $10,000	$8,169	$11,486	$17,737	$20,559
	Average annual total return	-18.31%	4.73%	12.14%	7.47%
TOPIX Index+	Growth of $10,000	$8,709	$11,674	$19,458	$13,965
	Average annual total return	-12.91%	5.30%	14.24%	3.40%

The growth of $10,000 is cumulative.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.37% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expenses related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 1-year, 3-year, 5-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/29/08
DWS Japan Equity Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class S	-14.00%	-17.69%	5.69%	13.22%	8.00%
TOPIX Index+	-7.73%	-12.91%	5.30%	14.24%	9.74%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Class commenced operations on July 15, 2002. Index returns began on July 31, 2002.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/29/08	$ 11.03
8/31/07	$ 14.92
Distribution Information: Six Months as of 2/29/08: Capital Gains Distributions	$ 1.93
Class S Lipper Rankings — Japanese Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	29	of	60	48
3-Year	9	of	41	22
5-Year	10	of	37	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Japan Equity Fund — Class S [] TOPIX Index+

Yearly periods ended February 29
Comparative Results as of 2/29/08
DWS Japan Equity Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$8,231	$11,805	$18,601	$15,418
	Average annual total return	-17.69%	5.69%	13.22%	8.00%
TOPIX Index+	Growth of $10,000	$8,709	$11,674	$19,458	$16,800
	Average annual total return	-12.91%	5.30%	14.24%	9.74%

The growth of $10,000 is cumulative.

* The Class commenced operations on July 15, 2002. Index returns began July 31, 2002.
+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2007 to February 29, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 860.90	$ 857.70	$ 857.10	$ 860.00
Expenses Paid per $1,000*	$ 7.96	$ 11.69	$ 11.40	$ 8.14
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 1,016.31	$ 1,012.28	$ 1,012.58	$ 1,016.11
Expenses Paid per $1,000*	$ 8.62	$ 12.66	$ 12.36	$ 8.82
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Japan Equity Fund	1.72%	2.53%	2.47%	1.76%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Kenji Chihara discusses the market environment and DWS Japan Equity Fund's strategy during the six-month period ended February 29, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did Japan's economy and stock market perform during the past six months?

A: Japanese equities performed poorly during the semiannual period ending February 29, 2008. As measured by the TOPIX Index expressed in Japanese yen, the Japanese equity market returned -17.13%, making it one of the worst-performing major markets in the world.1 However, the return for US investors was much better due to the appreciation of the yen relative to the US dollar. At the beginning of the period, 115.73 yen were required to purchase one US dollar; by the end of the period, this number had fallen to 106.18 — signifying strength in the currency.2 As a result, the decline of the TOPIX moderated to -7.73% when measured in US dollar terms. Still, this compares unfavorably with the -6.14% US dollar return of the MSCI World Index, a measure of performance for the broader global markets.3 The TOPIX has also underperformed the MSCI World Index for the one-, three-, five- and 10-year periods. The TOPIX Index, designated in US dollars, serves as the fund's benchmark.

Q: Why did Japan's market underperform?

A: The reasons for the poor performance of Japan's stock market were both external and country-specific.

Looking first at external factors, the primary issue weighing on stock prices was the US subprime mortgage meltdown and the related concerns about the solvency of banks' balance sheets. The US Federal Reserve Board (the Fed) made rigorous efforts to stabilize the financial markets by cutting interest rates and injecting liquidity into the money markets. While these efforts gave investors brief comfort, they were not enough to spark a lasting recovery in stock prices. This was largely the result of mounting evidence that US economic growth was slowing as a result of the credit crisis — a negative for markets worldwide.

In terms of local factors, the primary reason for Japan's poor relative performance was the concern that the yen's powerful appreciation would dampen earnings for export-dependent companies. A more expensive currency can depress earnings by making a company's products more expensive for overseas buyers, thereby crimping sales volume. The result was downward revisions to earnings estimates for Japanese companies. Also weighing on the market were further signs of a slowdown in Japan's economy. For example, the Bank of Japan's December Tankan survey of business sentiment indicated declines in both the manufacturing and non-manufacturing sectors. Industrial production declined by 2.0% in January compared to a month earlier, and January department stores sales declined by 2.1% versus the level of one year ago. While employment remains resilient, this has not been enough to offset investors' other worries. Taken together, these factors caused Japan's market to underperform during the past half-year.

Q: How did the fund perform during the period?

A: For the six-month period ended February 29, 2008, the fund's Class A shares returned -13.91%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

The fund trailed both the -7.73% US dollar return of the TOPIX and the -12.78% average return of the funds in its Lipper peer group, Japanese Funds.4 Although the fund underperformed during the most recent six-month period, we believe it is important to note that it has beaten the Lipper peer group over the three-, five- and 10-year intervals.

Q: What were the key factors behind the fund's underperformance?

A: Both sector allocation and stock selection made negative contributions to the fund's performance. With respect to sector allocation, positive contributions came from an overweight position in the wholesale trade industry, which outperformed, and an underweight position in real estate, which lagged.5 However, this was more than offset by overweight positions in the weak iron/steel and machinery sectors.

In terms of stock selection, positive contributions came from overweight positions in Micronics Japan Co., Ltd. (electric appliances), Matsuda Sangyo Co., Ltd. (wholesale trade) and Hitachi Metals Ltd. (iron/steel), all of which outperformed. Micronics Japan has benefited from global demand growth in the market for liquid crystal displays (LCDs), while Matsuda Sangyo and Hitachi Metals have experienced strong earnings growth thanks to the price appreciation of oil and other commodities. On the negative side, overweight positions in two underperforming stocks — Mitsubishi Rayon Co., Ltd. (textiles/apparels) and Sumco TechXIV Corp. (metal products) — adversely affected performance.

Q: What notable changes did you make to the portfolio during the semiannual period?

A: Major purchases during the period include Disco Corp. (semiconductors), NTN Corp. (machinery), Olympus Corp. (precision instruments), Shiseido Co., Ltd. (consumer staples) and Shin-Etsu Chemical Co., Ltd. The purchase of Disco was based on our favorable view of the company's state-of-the-art grinders and polishers, as core devices for semiconductor manufacturing. We purchased NTN in part because of our belief in the potential of its relatively new operations in the North American and Asian regions. Olympus, meanwhile, declined to what we believed was an attractive level given that it is still enjoying strong growth in its main business unit, endoscopes. Finally, Shiseido and Shin-Etsu were both purchased due to what we saw as their relative attractiveness versus their industry competitors.

Major sales included Ube Industries Ltd. (chemicals), Fukuoka Financial Group, Inc. (banks), Sumco TechXIV (metal products), Dainippon Screen Manufacturing Co., Ltd. (electric appliances), and Asahi Glass Co., Ltd. (electronic equipment). We sold Ube Industries to take advantage of the strong price appreciation that followed its recent earnings release, and we eliminated Fukuoka Financial after its merger plan with Kyushu-Shinwa Holdings, Inc. led to a weaker earnings outlook. Our decision to sell Dainippon Screen was based on the company's struggles with increasing competition in the market for LCDs. In the case of both Sumco and Asahi Glass, our sales reflected our belief that these companies' competitors — Shin-Etsu Chemical and Nippon Electric Glass Co., Ltd., respectively — were more attractive on a relative basis.

Overall, the fund maintained an overweight position in the chemicals and machinery sectors, where our research revealed both positive earnings outlooks and attractive valuations for many individual companies. The fund's largest underweights were in the electric power/gas and food sectors.

Q: Do you have any closing thoughts for investors?

A: Japan lagged its global peers during the past half year, but it is important to note once again that external factors played a significant role in the market's poor performance. While the Japanese economy is indeed showing signs of slowing down in tandem with the United States, we believe this can be partially offset by healthy growth in other regions of the world.

Global events are likely to remain a key influence on Japan's day-to-day market performance in the short term. From a longer-term standpoint, however, we believe it is more important to note that valuations in the Japanese market are low both on a historical basis and relative to other developed markets worldwide.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	2/29/08	8/31/07

Common Stocks	100%	100%
	100%	100%
Sector Diversification (As a % of Common Stocks)	2/29/08	8/31/07

Industrials	23%	20%
Materials	20%	20%
Consumer Discretionary	18%	15%
Financials	16%	22%
Information Technology	13%	16%
Health Care	3%	2%
Telecommunication Services	3%	2%
Energy	2%	2%
Consumer Staples	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at February 29, 2008 (26.1% of Net Assets)
1. Toyota Motor Corp. Manufacturer of diversified automotive products	4.1%
2. Sumitomo Mitsui Financial Group, Inc. A holding company that provides commercial banking and other financial services	3.0%
3. Shin-Etsu Chemical Co., Ltd. Produces and distributes synthetic resins and other chemical products	2.7%
4. Mitsubishi Corp. Operator of a general trading company	2.6%
5. Komatsu Ltd. Manufacturer of construction machinery	2.6%
6. KDDI Corp. Provider of long distance telephone and cellular services	2.5%
7. Mitsui & Co., Ltd. Operator of small trading company	2.3%
8. Mitsubishi UFJ Financial Group, Inc. Provider of a variety of financial and investment services	2.1%
9. Isuzu Motors Ltd. Manufactures and markets trucks and automobile parts	2.1%
10. Sumitomo Corp. Provider of general trading services	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 29, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 17.7%
Auto Components 2.0%
Denso Corp.	52,900	1,976,736
Automobiles 7.9%
Honda Motor Co., Ltd.	18,700	571,143
Isuzu Motors Ltd.	462,000	2,105,189
Suzuki Motor Corp.	41,600	1,124,984
Toyota Motor Corp.	76,000	4,136,130
		7,937,446
Household Durables 3.1%
Makita Corp.	51,400	1,812,930
Sony Corp.	27,600	1,290,092
		3,103,022
Media 1.5%
Daiichikosho Co., Ltd.	92,000	905,243
SKY Perfect JSAT Corp.	1,975	581,225
		1,486,468
Specialty Retail 3.2%
Alpen Co., Ltd.	70,200	1,071,620
NAFCO Co., Ltd.	52,300	780,217
Nitori Co., Ltd.	27,150	1,345,602
		3,197,439
Consumer Staples 1.4%
Personal Products
Shiseido Co., Ltd.	64,000	1,463,400
Energy 1.9%
Oil, Gas & Consumable Fuels
Nippon Mining Holdings, Inc.	318,000	1,865,032
Financials 15.9%
Capital Markets 2.4%
Nomura Holdings, Inc.	61,400	961,770
SBI Holdings, Inc.	5,903	1,443,198
		2,404,968
Commercial Banks 7.2%
Mitsubishi UFJ Financial Group, Inc.	241,800	2,126,606
Mizuho Financial Group, Inc.	499	2,072,820
Sumitomo Mitsui Financial Group, Inc.	414	2,978,476
		7,177,902
Consumer Finance 1.5%
ORIX Corp.	9,920	1,474,095
Insurance 2.4%
Millea Holdings, Inc.	32,500	1,199,442
T&D Holdings, Inc.	24,050	1,230,532
		2,429,974
Real Estate Management & Development 2.4%
Kenedix, Inc.	881	1,159,098
Mitsubishi Estate Co., Ltd.	23,000	559,149
Mitsui Fudosan Co., Ltd.	35,000	708,139
		2,426,386
Health Care 3.3%
Health Care Equipment & Supplies 1.6%
Olympus Corp.	54,000	1,583,238
Pharmaceuticals 1.7%
Astellas Pharma, Inc.	11,400	500,031
Daiichi Sankyo Co., Ltd.	23,100	718,514
Tsumura & Co.	23,000	473,983
		1,692,528
Industrials 22.6%
Commercial Services & Supplies 1.4%
Matsuda Sangyo Co., Ltd.	50,300	1,381,094
Construction & Engineering 1.1%
COMSYS Holdings Corp.	131,000	1,061,584
Electrical Equipment 1.2%
Mitsubishi Electric Corp.	131,000	1,196,767
Machinery 9.0%
Komatsu Ltd.	101,000	2,566,478
Kurita Water Industries Ltd.	55,500	1,752,134
NTN Corp.	193,000	1,434,178
Sumitomo Heavy Industries Ltd.	220,000	1,741,002
Tadano Ltd.	148,000	1,468,143
		8,961,935
Marine 1.5%
Mitsui O.S.K. Lines Ltd.	116,000	1,507,395
Road & Rail 1.4%
East Japan Railway Co.	64	513,498
Hamakyorex Co., Ltd.	50,500	931,663
		1,445,161
Trading Companies & Distributors 7.0%
Mitsubishi Corp.	85,500	2,605,935
Mitsui & Co., Ltd.	106,000	2,298,775
Sumitomo Corp.	146,100	2,098,523
		7,003,233
Information Technology 13.2%
Computers & Peripherals 2.1%
Fujitsu Ltd.	122,000	868,367
Toshiba Corp.	163,000	1,223,779
		2,092,146
Electronic Equipment & Instruments 3.8%
Iriso Electronics Co., Ltd.	55,000	958,356
Nidec Corp.	22,600	1,492,326
Nippon Electric Glass Co., Ltd.	50,000	724,597
OHARA, Inc.	19,800	268,467
TDK Corp.	5,300	369,962
		3,813,708
IT Services 1.2%
Otsuka Corp.	15,600	1,219,821
Office Electronics 1.1%
Canon, Inc.	23,900	1,069,735
Semiconductors & Semiconductor Equipment 5.0%
Disco Corp.	33,500	1,577,621
Micronics Japan Co., Ltd.	64,500	2,073,151
Shinko Electric Industries Co., Ltd.	59,200	848,654
Tokyo Electron Ltd.	7,600	469,824
		4,969,250
Materials 19.7%
Chemicals 10.6%
Hitachi Chemical Co., Ltd.	51,300	978,616
JSR Corp.	55,600	1,214,978
Mitsubishi Rayon Co., Ltd.	251,000	858,333
Shin-Etsu Chemical Co., Ltd.	50,600	2,734,610
Showa Denko KK	292,000	1,035,632
Sumitomo Chemical Co., Ltd.	201,000	1,386,728
Taiyo Ink Manufacturing Co., Ltd.	60,400	1,456,581
Tokuyama Corp.	123,000	916,225
		10,581,703
Metals & Mining 9.1%
Dowa Holdings Co., Ltd.	257,000	1,791,983
Godo Steel Ltd.	465,000	1,479,510
Hitachi Metals Ltd.	88,000	1,232,120
JFE Holdings, Inc.	39,600	1,761,323
Kobe Steel Ltd.	313,000	972,827
Nippon Steel Corp.	141,000	740,781
Osaka Steel Co., Ltd.	39,500	537,762
Sumitomo Metal Mining Co., Ltd.	29,000	608,941
		9,125,247
Telecommunication Services 2.8%
Wireless Telecommunication Services
KDDI Corp.	406	2,456,592
NTT DoCoMo, Inc.	220	321,703
		2,778,295
Total Common Stocks (Cost $110,310,051)		98,425,708

Rights 0.1%
Materials
Dowa Holdings Co., Ltd. Expiration Date 1/29/2010* (Cost $0)	270,000	73,562

Cash Equivalents 0.0%
Cash Management QP Trust, 3.89% (a) (Cost $30,761)	30,761	30,761
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $110,340,812)+	98.6	98,530,031
Other Assets and Liabilities, Net	1.4	1,353,723
Net Assets	100.0	99,883,754
* Non-income producing security.
+ The cost for federal income tax purposes was $112,081,487. At February 29, 2008, net unrealized depreciation for all securities based on tax cost was $13,551,456. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,589,527 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,140,983.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $110,310,051)	$ 98,499,270
Investment in Cash Management QP Trust (cost $30,761)	30,761
Total investments, at value (cost $110,340,812)	98,530,031
Foreign currency, at value (cost $482)	483
Receivable for investments sold	5,129,357
Receivable for Fund shares sold	173,147
Dividends receivable	72,909
Interest receivable	850
Other assets	53,140
Total assets	103,959,917
Liabilities
Payable for investments purchased	3,271,788
Notes payable	350,000
Payable for Fund shares redeemed	182,015
Accrued management fee	65,992
Other accrued expenses and payables	206,368
Total liabilities	4,076,163
Net assets, at value	$ 99,883,754
Net Assets Consist of
Accumulated net investment loss	(416,411)
Net unrealized appreciation (depreciation) on: Investments	(11,810,781)
Foreign currency	5,747
Distributions in excess of net realized gain	(10,379,986)
Paid-in capital	122,485,185
Net assets, at value	$ 99,883,754

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($37,374,531 ÷ 3,404,348 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 10.98
Maximum offering price per share (100 ÷ 94.25 of $10.98)	$ 11.65

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,065,214 ÷ 751,842 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 10.73

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($31,515,035 ÷ 2,935,908 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 10.73
Class S Net Asset Value, offering and redemption price(a) per share ($22,928,974 ÷ 2,078,398 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 11.03
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $73,988)	$ 993,626
Interest — Cash Management QP Trust	11,640
Interest	4
Total Income	1,005,270
Expenses: Management fee	593,404
Administration fee	69,812
Services to shareholders	193,674
Distribution and service fees	307,208
Custodian fee	69,946
Professional fees	46,728
Director's fees and expenses	4,706
Reports to shareholders	49,158
Registration fees	19,476
Interest expense	36,692
Other	12,393
Total expenses	1,403,197
Net investment income (loss)	(397,927)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,619,462)
Foreign currency	(107,359)
(4,726,821)
Change in net unrealized appreciation (depreciation) on: Investments	(11,658,055)
Foreign currency	(9,583)
(11,667,638)
Net gain (loss)	(16,394,459)
Net increase (decrease) in net assets resulting from operations	$ (16,792,386)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Operations: Net investment income (loss)	$ (397,927)	$ (1,134,968)
Net realized gain (loss)	(4,726,821)	14,227,312
Change in net unrealized appreciation (depreciation)	(11,667,638)	(8,138,410)
Net increase (decrease) in net assets resulting from operations	(16,792,386)	4,953,934
Distributions to shareholders from: Net realized gains: Class A	(6,573,834)	(10,473,863)
Class B	(1,414,754)	(2,089,328)
Class C	(5,532,965)	(8,801,967)
Class S	(4,167,849)	(11,467,649)
Total distributions	(17,689,402)	(32,832,807)
Fund share transactions: Proceeds from shares sold	22,475,553	103,663,537
Reinvestment of distributions	13,251,150	25,949,493
Cost of shares redeemed	(104,096,394)	(106,757,623)
Redemption fees	2,394	10,210
Net increase (decrease) in net assets from Fund share transactions	(68,367,297)	22,865,617
Increase (decrease) in net assets	(102,849,085)	(5,013,256)
Net assets at beginning of period	202,732,839	207,746,095
Net assets at end of period (including accumulated net investment loss of $416,411 and $18,484, respectively)	$ 99,883,754	$ 202,732,839

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008[a]	2007	2006[h]	2005[h]	2004[h]	2003[h]
Selected Per Share Data
Net asset value, beginning of period	$ 14.86	$ 17.18	$ 14.65	$ 13.67	$ 11.72	$ 10.83
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.06)	(.06)	(.03)	(.08)	(.07)
Net realized and unrealized gain (loss)	(1.93)	.52	3.79	2.23	2.03	.96
Total from investment operations	(1.95)	.46	3.73	2.20	1.95	.89
Less distributions from: Net realized gains	(1.93)	(2.78)	(1.20)	(1.22)	—	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 10.98	$ 14.86	$ 17.18	$ 14.65	$ 13.67	$ 11.72
Total Return (%)[c]	(13.91)**	2.66[d]	25.48[d]	16.72[d]	16.65[d]	8.17[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	57	70	30	29	10
Ratio of expenses before expense reductions (%)	1.72*	1.52	1.53	1.79	2.10[e]	2.39[e]
Ratio of expenses after expense reductions (%)	1.72*	1.52	1.42	1.40	1.40[e]	1.40[e]
Ratio of net investment income (loss) (%)	(.28)*	(.36)	(.37)	(.25)	(.65)	(.70)
Portfolio turnover rate (%)	44**	120	105	60	109[f]	137[g]
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[f] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
[h] On November 11, 2005, the Fund implemented a .7228027-for-1 reverse stock split. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .7228027 shares for every one share owned and net asset value per share increased correspondingly.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class B Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.62	$ 17.07	$ 14.66	$ 13.47	$ 11.63	$ 10.83
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.18)	(.19)	(.17)	(.19)	(.16)
Net realized and unrealized gain (loss)	(1.89)	.51	3.80	2.24	2.03	.96
Total from investment operations	(1.96)	.33	3.61	2.07	1.84	.80
Less distributions from: Net realized gains	(1.93)	(2.78)	(1.20)	(.88)	—	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 10.73	$ 14.62	$ 17.07	$ 14.66	$ 13.47	$ 11.63
Total Return (%)[c]	(14.23)**	1.82[d]	24.61[d]	15.79[d]	15.82[d]	7.39[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	12	14	8	9	3
Ratio of expenses before expense reductions (%)	2.53*	2.32	2.28	2.54	2.85[e]	3.14[d]
Ratio of expenses after expense reductions (%)	2.53*	2.31	2.16	2.15	2.15[e]	2.15[d]
Ratio of net investment income (loss) (%)	(1.09)*	(1.15)	(1.11)	(1.00)	(1.40)	(1.45)
Portfolio turnover rate (%)	44**	120	105	60	109[f]	137[g]
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[f] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class C Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.63	$ 17.07	$ 14.66	$ 13.47	$ 11.63	$ 10.82
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.17)	(.20)	(.17)	(.19)	(.16)
Net realized and unrealized gain (loss)	(1.91)	.51	3.81	2.24	2.03	.97
Total from investment operations	(1.97)	.34	3.61	2.07	1.84	.81
Less distributions from: Net realized gains	(1.93)	(2.78)	(1.20)	(.88)	—	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 10.73	$ 14.63	$ 17.07	$ 14.66	$ 13.47	$ 11.63
Total Return (%)[c]	(14.29)**	1.89[d]	24.61[d]	15.79[d]	15.82[d]	7.49[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	49	59	16	16	1
Ratio of expenses before expense reductions (%)	2.47*	2.26	2.27	2.54	2.85[e]	3.14[e]
Ratio of expenses after expense reductions (%)	2.47*	2.25	2.17	2.15	2.15[e]	2.15[e]
Ratio of net investment income (loss) (%)	(1.03)*	(1.09)	(1.12)	(1.00)	(1.40)	(1.45)
Portfolio turnover rate (%)	44**	120	105	60	109[f]	137[g]
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[f] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class S Years Ended August 31,	2008[a]	2007	2006[g]	2005[g]	2004[g]	2003[g]
Selected Per Share Data
Net asset value, beginning of period	$ 14.92	$ 17.22	$ 14.65	$ 13.63	$ 11.66	$ 10.76
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.03)	(.01)	.01	(.04)	(.04)
Net realized and unrealized gain (loss)	(1.93)	.51	3.78	2.22	2.01	.95
Total from investment operations	(1.96)	.48	3.77	2.23	1.97	.91
Less distributions from: Net investment income	—	—	—	—	—	(.01)
Net realized gains	(1.93)	(2.78)	(1.20)	(1.21)	—	—
Total distributions	(1.93)	(2.78)	(1.20)	(1.21)	—	(.01)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 11.03	$ 14.92	$ 17.22	$ 14.65	$ 13.63	$ 11.66
Total Return (%)	(14.00)**	2.85[c]	25.81[c]	17.01[c]	16.88[c]	8.43[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	85	65	41	38	46
Ratio of expenses before expense reductions (%)	1.76*	1.37	1.28	1.54	1.85[d]	2.14[d]
Ratio of expenses after expense reductions (%)	1.76*	1.37	1.16	1.15	1.15[d]	1.15[d]
Ratio of net investment income (loss) (%)	(.32)*	(.21)	(.11)	.00	(.40)	(.45)
Portfolio turnover rate (%)	44**	120	105	60	109[e]	137[f]
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[f] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
[g] On November 11, 2005, the Fund implemented a .72649047-for-1 reverse stock split. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .72649047 shares for every one share owned and net asset value per share increased correspondingly.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Japan Equity Fund (the "Fund") is a diversified series of DWS Investors Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation. On August 20, 2004, the Japanese Equity master-feeder structure was dissolved and converted to a stand-alone fund. Certain ratio results from activity prior to this conversion are included in the Financial Highlights.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for each of the three open tax years as of August 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 29, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $63,692,989 and $151,740,226, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management (Japan) Limited ("DeAMJ"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.850%
Next $500 million of such net assets	.835%
Next $1.0 billion of such net assets	.820%
Over $2.0 billion of such net assets	.805%

Accordingly, for the six months ended February 29, 2008, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.850% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2008, the Advisor received an Administration Fee of $69,812, of which $7,853 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 29, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 29, 2008
Class A	$ 21,903	$ 4,615
Class B	5,829	1,252
Class C	11,174	1,975
Class S	22,280	1,787
	$ 61,186	$ 9,629

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the six months ended February 29, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2008
Class B	37,244	4,558
Class C	151,743	18,439
	$ 188,987	$ 22,997

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2008	Annualized Effective Rate
Class A	$ 56,427	$ 4,245.24%
Class B	12,210	543.25%
Class C	49,584	—	.25%
	$ 118,221	$ 4,788

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2008 aggregated $4,287.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 29, 2008, the CDSC for Class B and C shares aggregated $25,384 and $11,308, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 29, 2008, DWS-SDI received $64 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,352, all of which is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2008		Year Ended August 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	846,624	$ 10,824,885	2,018,753	$ 31,460,991
Class B	48,066	585,587	145,643	2,235,061
Class C	382,578	4,872,292	1,319,846	20,246,272
Class S	456,706	6,192,789	3,189,596	49,721,213
		$ 22,475,553		$ 103,663,537
Shares issued to shareholders in reinvestment of distributions
Class A	373,298	$ 4,375,056	484,532	$ 7,205,001
Class B	79,425	911,013	98,849	1,454,078
Class C	341,818	3,920,650	409,060	6,017,275
Class S	343,039	4,044,431	755,572	11,273,139
		$ 13,251,150		$ 25,949,493
Shares redeemed
Class A	(1,632,218)	$ (21,179,999)	(2,757,995)	$ (43,201,882)
Class B	(174,213)	(2,177,007)	(251,658)	(3,917,151)
Class C	(1,140,848)	(14,734,027)	(1,831,026)	(28,386,735)
Class S	(4,439,063)	(66,005,361)	(2,004,894)	(31,251,855)
		$ (104,096,394)		$ (106,757,623)
Redemption fees		$ 2,394		$ 10,210
Net increase (decrease)
Class A	(412,296)	$ (5,979,018)	(254,710)	$ (4,528,779)
Class B	(46,722)	(680,406)	(7,166)	(227,974)
Class C	(416,452)	(5,940,887)	(102,120)	(2,122,776)
Class S	(3,639,318)	(55,766,986)	1,940,274	29,745,146
		$ (68,367,297)		$ 22,865,617

E. Investing in Foreign Securities

The Fund invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At February 29, 2008, the Fund had a $350,000 outstanding loan. Interest expense incurred on the borrowing was $30,785 for the six months ended February 29, 2008. The average dollar amount of the borrowings was $2,800,617, the weighted average interest rate on these borrowings was 4.97% and the Fund had a loan outstanding for eighty-one days throughout the period.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and Deutsche Asset Management (Japan) Limited ("DeAMJ") in September 2007.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Directors considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to DeAMJ is paid by DIMA out of its fee and not directly by the Fund.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's and DeAMJ's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

" CLASS="CLASS_49" ALIGN="LEFT"> The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and DeAMJ. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and DeAMJ have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and DeAMJ regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or DeAMJ, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	FJEAX	FJEBX	FJECX	FJESX
CUSIP Number	23339K 109	23339K 208	23339K 307	23339K 406
Fund Number	460	660	760	2369

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

1 The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index, expressed in US dollar terms, is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.2 Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment.3 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 The Lipper Japanese Funds category consists of funds that concentrate their investments in equity securities with primary trading markets or operations in Japan. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 28, 2008